Exhibit 4.1
100111010111110101110101011101101101011101101010 100111010111110101110101011101101101011101101010 010101110101010110101101010001010110111001011101 010101110101010110101101010001010110111001011101 011011100101101101001101101110010110101101011001 011011100101101101001101101110010110101101011001 011011011100101101110110101101110010110101101100 011011011100101101110110101101110010110101101100 011011011010110111010101110011011100101101011101 011011011010110111010101110011011100101101011101 011011010110111001011011011110110111001010110110 011011010110111001011011011110110111001010110110 110101111010100010111010110110111001011010110111 110101111010100010111010110110111001011010110111 011001011101111100010011101011010111010101011000 M 011001011101111100010011101011010111010101011000 A 010111010101101110010101011101110001011101011011 NUBER 010111010101101110010101011101110001011101011011 SHRES 101101101000101110101011011100101110101101011101 101101101000101110101011011100101110101101011101 100101011010101011011100101101101100110111001010 100101011010101011011100101101101100110111001010 OMTR — 101110100101110110111001010101110110110101110100 101110100101110110111001010101110110110101110100 001101100000001101110010101011111100110111001010 A LEADER IN ONLINE BUSINESS OPTIMIZATION SERVICES 001101100000001101110010101011111100110111001010 COMMON STOCK 011011101011110111100110111001011011100110111001 011011101011110111100110111001011011100110111001 101110010110110111001010110000111101101101101110 FOUNDED 1996 101110010110110111001010110000111101101101101110 INCORPORATED UNDER THE LAWS OF DELAWARE SEE REVERSE FOR CERTAIN DEFINITIONS 100010111010110111001010111101110011011100101101 100010111010110111001010111101110011011100101101 011010101011010101111001101110010110110101011010 011010101011010101111001101110010110110101011010 101101010101101011110101101110010110010101101110 101101010101101011110101101110010110010101101110 CUSIP 68212S 10 9 100110111011010100011010110111001010110111001011 100110111011010100011010110111001010110111001011 100101001010000000010011001011011100101101101110 100101001010000000010011001011011100101101101110 100011101010111010111011011100101101011101101111 100011101010111010111011011100101101011101101111 011011100101011011101110000101100110111001011011 011011100101011011101110000101100110111001011011 010011000001110101011011100101101101110101011101 010011000001110101011011100101101101110101011101 U 101011101101110010101101100110111001011010111011 THIS CERTIFIES THAT: 101011101101110010101101100110111001011010111011 ITE R , 000111011110101101110010110110110111001011101001 000111011110101101110010110110110111001011101001 N I 101101001111110110111001011001011101101110010111 101101001111110110111001011001011101101110010111 M P RORA N O 110111110110010001101110110111001011101110111011 110111110110010001101110110111001011101110111011 O C T E C 011000001110011011100101010110101101110010100110 011000001110011011100101010110101101110010100110 N . I D 011011100101100101011101011111011011100101101011 011011100101100101011101011111011011100101101011 SEAL 101010111010101110101101110010101010111011101000 101010111010101110101101110010101010111011101000 011101011011100101101101011110110111001010101101 011101011011100101101101011110110111001010101101 101110100111011011100101101101010101110011011100 101110100111011011100101101101010101110011011100 010101110011011100101101011101101101110010111001 010101110011011100101101011101101101110010111001 101011101101110010110101100110111001011010110110 101011101101110010110101100110111001011010110110 D E 101101110101011011100101101010101101011101101011 101101110101011011100101101010101101011101101011 EL A WA R 010010100011001010101101110010101011101100101111 010010100011001010101101110010101011101100101111 011001 110110111101101001011011100110011100100000 IS THE RECORD HOLDER OF: 011001110110111101101001011011100110011100100000 011100000111010101100010011011000110100101100011 011100000111010101100010011011000110100101100011 000011101010110001001101010111010100101111010111 000011101010110001001101010111010100101111010111 001101011011101010000111010101100010011010101010 001101011011101010000111010101100010011010101010 101010111011101111100000111010101100010011010111 101010111011101111100000111010101100010011010111 010101110101110110100001110101011000100110011010 010101110101110110100001110101011000100110011010 101101010111101011011101111000001110101011000100 FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF 101101010111101011011101111000001110101011000100 100010101000011101010110001001101010111010111101 100010101000011101010110001001101010111010111101 101000001110101011000100110101010101110101011010 OMNITURE, INC. 101000001110101011000100110101010101110101011010 010001110101101011110000011101010110001001101010 010001110101101011110000011101010110001001101010 101011101010101000011101010110001001101010101110 101011101010101000011101010110001001101010101110 110111101000001110101011000100110101101011011101 transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate 110111101000001110101011000100110101101011011101 101011110101000001110101011000100110101001010110 properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. 101011110101000001110101011000100110101001010110 010101000111010111000001110101011000100110101001 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. 010101000111010111000001110101011000100110101001 010110111100010111000011101010110001001101010011 010110111100010111000011101010110001001101010011 AUTHORIZED SIGNATURE (NEW YORK, NEW YORK) 101000101011101010000011101010110001001101010111 101000101011101010000011101010110001001101010111 001100110101000011101010110001001101010001110011 DATED: 001100110101000011101010110001001101010001110011 010101100001110101011000100110101000010111101010 010101100001110101011000100110101000010111101010 111000000111010101100010011010100111001010010101 111000000111010101100010011010100111001010010101 TRANSFER AGENT AND REGISTRAR 101100111010011100110111001010101101011011100111 101100111010011100110111001010101101011011100111 COUNTERSIGNED AND REGISTERED: 100101110011011100101010110101101110011011101001 100101110011011100101010110101101110011011101001 100110101101110011011100101010110101101110011101 100110101101110011011100101010110101101110011101 011010100111001101110010101011010110111001101011 011010100111001101110010101011010110111001101011 000100110111001101110010101011010110111001011011 000100110111001101110010101011010110111001011011 011000001110011011100101010110101101110010111010 011000001110011011100101010110101101110010111010 PRESIDENT AND CHIEF EXECUTIVE OFFICER SECRETARY 000011001110011011100101010110101101110011000111 000011001110011011100101010110101101110011000111 AMERICAN STOCK TRANSFER & TRUST COMPANY 100010010101110011011100101010110101101110011010 100010010101110011011100101010110101101110011010

Omniture, Inc. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MUST BE MADE TO THE CORPORATION’S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION. Keep this Certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT — .Custodian . TEN ENT — as tenants by the entireties (Cust) (Minor) JT TEN — as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act . in common (State) UNIF TRF MIN ACT — ..Custodian (until age .) (Cust) ...under Uniform Transfers to (Minor) Minors Act (State) Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) guaranteed: By THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATES AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.